SNAP INTERACTIVE

Snap Interactive, Inc. (OTCQB: STVI)

Investor Presentation

January 2014

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP," "Snap Interactive" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue", and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of a number of factors, including factors such as:

- The Company's future growth and ability to obtain debt or equity financing to implement the Company's growth strategy;
- The Company's use of proceeds from a debt or equity financing;
- The Company's ability to repay current and future indebtedness;
- The Company's ability to anticipate and respond to changing trends and preferences;
- The Company's heavy reliance on a limited number of third party platforms to run the Company's application;
- The intense competition in the online dating marketplace;
- The Company's ability to generate and sustain increased revenue levels and achieve profitability in the future; and
- The success of new applications and new AYI.com features on user engagement, conversion and our results of operations.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Table of Contents

Company Overview

SNAP Company Snapshot

- Stock Price at 1/2/15: $0.25
- High/Low (52 Weeks): $0.51 - $0.18
- Average Daily Volume: 19,770 shares
- Shares Outstanding: 39.2 million
- Insider Ownership: 63.2%[1]
- Market Cap (at 1/2/15) : $9.8 million
- Cash (as of 9/30/14): $0.9 million
- Revenue (Q3 2014 and 2013): $3.5 million and $12.6 million
- Active Paying Subscribers (as of 1/5/15): 101,400



STVI Closing Stock Price
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
12/2/2013
1/2/2014
2/2/2014
3/2/2014
4/2/2014
5/2/2014
6/2/2014
7/2/2014
8/2/2014
9/2/2014
10/2/2014
11/2/2014
12/2/2014
1/2/2015

1. Consists of directors and executive officers as of 9/30/14

Management Bios

Cliff Lerner
CEO



Cliff Lerner has served as our President, Chief Executive Officer and Chairman of our Board of Directors since founding the Company in 2005. Mr. Lerner has a strong knowledge and understanding of the interactive dating industry and has managed the development and growth for all of our applications and websites since their inception. Previously, Mr. Lerner served as an analyst in the equities division at Lehman Brothers Inc. from 2000 to 2005. Mr. Lerner received a BS in applied economics and business management from Cornell University.

Alexander Harrington
COO



Alexander Harrington was appointed as our Chief Operating Officer in February 2014. Mr. Harrington recently served as Chief Executive Officer of MeetMoi, a social dating mobile platform, prior to the sale of MeetMoi to Match.com. Mr. Harrington previously served as SVP of Strategy and Operations for Zagat Survey from 2004 to 2008, where he oversaw a transformation of the digital business which ultimately culminated in the company's sale to Google. Mr. Harrington holds an MBA from the Wharton School at the University of Pennsylvania and a BA in History from Williams College.

SNAP is at the Vanguard of Dating 2.0

- Snap is a pioneer and leader in the next generation of dating services, which position dating as social entertainment rather than self-help
- The success of services like Tinder have demonstrated the broad appeal of a game-like approach to dating services, with almost no social stigma

	Dating 1.0: Self-Help Program	Dating 2.0: Social Entertainment
Value Proposition	Access a pool of daters to improve your romantic life, often because real-world options have failed.	Game-like browsing and flirting with attractive singles, supplementing active social life. Real life connections are upside.
Product Attributes	• Lengthier sign-up questionnaire • Higher priced premium services • Typically do not integrate offline friends into experience	• Instant sign-up • Freemium (or free) • Social integrations (e.g., friends in common)
Competitive Examples	Match.com, eHarmony, Christian Mingle	SNAP, Tinder, Hinge

SNAP's Core Product Is AYI



ayi are you interested?
Browse
Promote
Are You Interested?
Yes
Skip
Icebreaker

AYI is a entertainment-oriented dating site with a desktop and mobile destination website, iPhone, Android and Facebook applications

Available on the App Store

ANDROID APP ON Google play

- Subscription revenue is priced on average at approximately $12/month
- Subscription revenues are approximately 52% Domestic / 48% International
- Average subscriber is 47 years old
- We offer 1, 3, 6 & 12 month plans
- In December 2014, approximately 44% of users login via mobile

"The Grade" Is SNAP's Newest Application

- The Grade is an innovative iOS dating app launched on November 10, 2014
  - Covered by Fox, ABC & NBC affiliates, Time, MSN, NPR, NY Post, Daily News, VH1, and Business Insider
- The Grade aims to create a community high-quality daters who are desirable, articulate and responsive



THE
GRADE
Make the Grade or Be Expelled
A+
Profile Quality
B+
Response Rate
A-
Message Quality
Get iPhone App
Or search "The Grade Dating" on the App Store
BUSINESS INSIDER
GIZMODO
NEW YORK POST

What Makes The Grade Different?

- The Grade is the first known dating app to grade users from A+ to F and expel those who fail.
- A proprietary algorithm grades users in 3 categories: profile quality, message quality, and responsiveness.

SNAP Timeline

- SNAP has a history as an innovator in social dating, as one of the first online dating applications to leverage the Facebook platform for user acquisition
- The Company's active subscriber count increased approximately 30% during calendar year 2014

2005: SNAP Interactive Founded

2006: Snap Goes Public: Ticker STVI

2007: AreYouInterested (AYI) application is launched on Facebook Platform

2008: AYI surpasses 10 million users

2009: Are You Interested™ becomes a subscription service

2010: Feature story in Bloomberg, CNBC. Stock price climbs from $0.20 (12/22/10) to $2.92 (1/10/11)

2011: Snap raises $8.5 MM in private placement. 187% annual revenue growth to $19.2 MM

2012: Snap ranked 36th Fastest Growing Company in N.A. on Deloitte's Technology Fast 500

2013: Rebuilding year. Annual revenue at $12.6 million. AYI™ Rebranding

2014: Four consecutive quarters of topline growth as of Q3. "The Grade" launches in November.

2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014

SNAP Revenue Growth

- Investment in product and technology infrastructure in 2013 has fueled recent sequential quarterly revenue growth
- 30% of new subscriptions are from repeat subscribers



Snap Quarterly Revenue
($ in Millions)
$3.5
$3.4
$3.3
$3.2
$3.1
$3.0
$2.9
$2.8
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Q3 2014: Positive Adjusted EBITDA & Positive Cash Flow

- SNAP has shown strong progress in profitability and cash flow metrics



Adjusted EBITDA
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
-$1,085
-$700
-$740
$62
$155
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Adjusted EBITDA (in 1000s)



Net Cash Provided by (Used In) Operating Activities
$400
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
-$1,098
-$424
-$465
-$301
$377
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Net cash provided by (used in) operating activities (in 1000s)

Note: Please see Adjusted EBITDA GAAP reconciliation on page 30

SNAP Recent History

- STVI stock price has not correlated with subscriber gains over the last twelve months



SNAP Stock Price vs. Subscriber Count
$0.60
$0.45
$0.30
$0.15
105,000
100,000
95,000
90,000
85,000
80,000
75,000
1/2/2014
2/2/2014
3/2/2014
4/2/2014
5/2/2014
6/2/2014
7/2/2014
8/2/2014
9/2/2014
10/2/2014
11/2/2014
12/2/2014
1/2/2015
STVI Closing Price
Active Subscribers

Growth is Fueled By Mobile Activity

Mobile contribution to user activity nearly tripled since January 2013

Mobile Logins as % of Total Daily Logins


50%
45%
40%
35%
30%
25%
20%
15%
10%
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

AYI is consistently a top ranked iPhone App

AYI is ranked #1 top grossing app in the US Lifestyle Category
(updated 1/6/15)


Top Grossing iPhone Apps
Paid
Free
Top Grossing
ayi
1. AYI - Dating App for Adult...
Lifestyle
2. Pimp Your Screen - Custo...
Lifestyle
text
free
ultra
3. Text Free Ultra: Free Texting Ap...
Lifestyle
4. Day One (Journal / Notes...
Lifestyle
5. PsychoLocks - pimp your lock...
Lifestyle

Investment Highlights

1. Competitive Advantages

- Constant Experimentation Drives Innovation
- World-Class Analytics

2. Compelling Business Economics

- Superior Marketing Efficiency
- Achieved Q3 2014 Positive Cash Flow

3. Attractive Industry & Peer Comparisons

- Favorable Industry Dynamics
- Valuation Discount to Peers

Investment Thesis 1

AYI.com Has Several Competitive Advantages

1. Constant Experimentation Drives Innovation
2. World-Class Analytics

SNAP's Data-Driven Product Optimization

- SNAP has industry-leading application testing infrastructure
  - In Q4 2014, the Company initiated approximately 100 product tests
  - More than 3MM permutations of AYI are operated and measured simultaneously
- Continuous product improvement based on live user data
  - All changes to AYI are rigorously tested against the status quo
  - Approximately one-third of "product enhancements" are discarded for failing to pass a high standard of performance

Case Study: Optimization of Message Replies

1. The Goal

Background: message reply rates correlate strongly with revenue

Q1 2014 SNAP internal goal: 400% increase in message replies

Average revenue per user (ARPU) expected to correspondingly increase

2. The Tests

Initiated 124 product tests, 3.4MM permutations of AYI

55 tests produced verifiable improvements

3. The Results

>400% increase in replies

20% increase in ARPU

Results achieved in <4 months



Message Replies and Cumulative Tests Performed [1]
400,000
300,000
200,000
100,000
0
120
90
60
30
0
Replies
Cum. Tests
Average Revenue Per User [2]
11/20
12/4
12/18
1/1
1/15
1/29
2/12
2/26
3/12
3/26

1. Replies for top 9 AYI countries.
2. 7-day avg. ARPU generated over the first 15 days for users acquired on web and Facebook platforms for the top 9 AYI countries. Trend line shown based on best fit linear calculation.

Investment Thesis 2

Compelling Business Economics

- Superior Marketing Efficiency
- Cash Flow Positive Results in Q3 2014

Superior Marketing ROI

- Recent advertising and marketing expense of $1 has generated nearly $3 of revenue
- SNAP's overall revenue yield from advertising and marketing expense exceeds that of public competitors

($ in MMs, 2013 annual data)	SNAP		Zoosk	Spark Networks
	Q3 2014	2013	2013	2013
Revenue	$3.5	$12.6	$178.2	$69.4
User Acquisition Costs	$1.3	$4.1	$128.7	$52.1
Revenue / User Acq.	2.7 x	3.0 x	1.4 x	1.3 x

Cash Flow Positive in Q3 2014

- SNAP produced $377 thousand net cash flow from operating activities in Q3 2014, versus -$1.1 million in Q3 2013
- Apart from marketing and payment processing expenses, the majority of SNAP's expenses can be constrained while revenue grows



Reconciliation of Increase in Cash Flow From Operating Activities
$400
$200
$0
-$200
-$400
-$600
-$800
-$1,000
-$1,200
-$1,098
$377
Q3 2013
Q3 2014
Revenue Increase $494
Programming, Hosting & Tech Expense Decrease $538
Compensation Expense Decrease $404
All Other, Net Decrease $40
$1.5 Million year-over-year differential

Investment Thesis 3

Attractive Industry and Peer Comparisons

- Favorable Industry Dynamics
- Valuation Discount to Peers

The Interactive Dating Market Opportunity

A Large Addressable Market…

US-based online dating was a $1.3Bln market in 2012[1], with estimates of $4Bln for the global market[2]



US Market: $1.3 Bln[1]
Global Market: ~$4 Bln[2]

…Going Increasingly Mainstream…

In 2013, 59% of Americans agreed that "online dating is a good way to meet people" (vs. 44% in 2005)[3]

…With Headroom for Growth

As of 2013, only 11% of American adults have used online or mobile dating[3]

U.S. Adult Population



Untapped Opportunity
Have used interactive dating
Have not used interactive dating

Source: [1] http://www.onlinepersonalswatch.com/news/top-internet-dating-statistics.html
[2] http://www.fastcompany.com/1812010/whos-telling-you-truth-about-dating-algorithms
[3] http://www.pewresearch.org/fact-tank/2014/02/13/5-facts-about-online-dating/

Snap in the Competitive Landscape

AYI's Position in the Online Dating Market


Seniors
Adults
Young Adults
OurTime.com
eHarmony
ayi
PlentyOfFish
match.com
okcupid
ZOOSK
meetme
tinder
Free Communication
Freemium
Premium Only Communication

- Our publicly traded competitors include:
  - IAC (IACI)
  - MeetMe (MEET)
  - Spark Networks (LOV)
  - Jiayuan.com International Ltd. (DATE)
  - Momo Inc. (MOMO)

SNAP INTERACTIVE

Attractive Valuation

COMPARABLE COMPANY ANALYSIS

Market Analysis

(figures in millions, except per share data)

Company	Ticker	Stock Price	52 - Week High	52 - Week Low	Equity Value	Cash	Debt	Enterprise Value (1)	Revenue LTM	Revenue CY 2013	EBIT LTM	EV / Revenue (2) LTM	EV / Revenue (2) CY 2013	EV / EBIT (2) LTM
IAC/INTERACTIVECORP	IACI	$59.95	$80.64	$56.50	$5,024	$932	$1,080	$5,172	$3,003	$3,023	$381	1.7 x	1.7 x	13.6 x
MEETME INC	MEET	$1.55	$4.39	$1.48	$70	$16	$4	$58	$45	$40	($4)	1.3 x	1.4 x	(15.5) x
SPARK NETWORKS INC	LOV	$3.50	$6.55	$3.41	$85	$9	$0	$76	$65	$69	($8)	1.2 x	1.1 x	(9.9) x
MOMO INC-SPON ADR	MOMO	$13.09	$17.50	$10.82	$2,472	$162	$0	$2,310	$29	$3	($26)	81.0 x	738.3 x	(88.0) x
JIAYUAN.COM INTERNATIONA-ADR	DATE	$4.83	$8.85	$4.35	$161	$40	$0	$121	$93	$80	$5	1.3 x	1.5 x	22.1 x
GLU MOBILE INC	GLUU	$3.95	$7.60	$3.35	$422	$54	$0	$368	$185	$114	($7)	2.0 x	3.2 x	(54.7) x
ZYNGA INC - CL A	ZNGA	$2.71	$5.89	$2.20	$2,447	$128	$0	$2,318	$674	$873	($223)	3.4 x	2.7 x	(10.4) x
	Mean	$13	$19	$12	$1,526	$192	$155	$1,489	$585	$600	$17	1.8 x	1.9 x	(9.1) x
SNAP INTERACTIVE, INC.	STVI	$0.25	$0.51	$0.18	$10	$1	$0	$9	$13	$13	($3)	0.7 x	0.7 x	(3.6) x

Source: Bloomberg, 1/5/2015

Note: LTM - Latest Twelve Months

(1) Enterprise Value equals Equity Value plus debt less cash

(2) MOMO multiples excluded in mean calculation

- There are few true dating comparables with a subscription model; Spark Networks is the closest
- Peer companies trade at more than 2.5x Snap's revenue multiple

Financial and Investor Considerations

SNAP Growth Initiatives for 2015 & Beyond

- Snap Interactive is building a portfolio of social entertainment applications, adopting the proven business strategy of industry leaders like Match.com
- A portfolio approach in the dating industry has a host of benefits:
  - Cross-selling millions of users in the SNAP database across assets lowers user acquisition costs
  - Shared infrastructure related to analytics, billing, fraud prevention, etc. reduces overhead


Contiguous Market
Opportunities
(e.g., Seniors Dating)
Range of Portfolio
Opportunities
New Market
Opportunities
(e.g., Mobile Apps
targeting Millennials)
ayi
are you
interested?
GRADE

SNAP Growth Initiatives for 2015 & Beyond

SNAP is developing or in exploration of several high prospect growth opportunities at present:

- Add-on (non-subscription) transactions on AYI powered by a virtual currency
- Scaling The Grade, focusing on PR and word-of-mouth
- A new product addition to the Snap portfolio
- Internationalization of AYI to address key foreign markets
- Lead generation revenue opportunities in dating and beyond

Recent Financial Performance

INCOME STATEMENT (In 1,000s)	2014				2013				
	Q1	Q2	Q3	Total	Q1	Q2	Q3	Q4	Total
Subscription revenue	3,139	3,151	3,240	9,530	3,428	3,150	2,988	2,994	12,561
Advertising revenue	153	299	244	696	42	2	2	4	49
Total revenue	**3,292**	**3,450**	**3,485**	10,227	**3,470**	**3,152**	**2,990**	**2,999**	12,610
Programming, hosting and technology	942	670	687	2,299	1,385	1,340	1,225	1,085	5,035
SG&A	3,356	3,034	2,980	9,370	3,342	3,356	3,324	3,043	13,065
Total expenses	**4,297**	**3,704**	**3,667**	11,668	**4,727**	**4,696**	**4,549**	**4,128**	18,101
% of total revenue	*131%*	*107%*	*105%*	*343%*	*136%*	*149%*	*152%*	*138%*	*144%*
Loss from operations	**(1,005)**	**(254)**	**(183)**	(1,442)	**(1,258)**	**(1,544)**	**(1,559)**	**(1,130)**	(5,491)
Loss from operations %	*-31%*	*-7%*	*-5%*	*-43%*	*-36%*	*-49%*	*-52%*	*-38%*	*-44%*
Other income (expense)	72	(6)	(35)	32	1,103	72	(160)	470	1,485
Net Income (loss)	**(933)**	**(260)**	**(218)**	(1,410)	**(155)**	**(1,472)**	**(1,719)**	**(660)**	(4,006)

Adjusted EBITDA GAAP Reconciliation

	Three Months Ended				
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2014	September 30, 2013
Reconciliation of Net Income (Loss) to Adjusted EBITDA:					
Net loss	$ (217,549)	$ (259,678)	$ (933,094)	$ (659,782)	$ (1,718,747)
Interest expense (income), net	11,433	5,578	(1,874)	(4,627)	(4,366)
Depreciation and amortization expense	43,268	43,610	43,263	44,620	44,457
Loss (gain) on change in fair value of warrants	23,425	-	(70,275)	(468,500)	163,975
Stock compensation expense	294,373	272,236	222,476	388,664	429,900
Adjusted EBITDA	**$ 154,950**	**$ 61,746**	**$ (739,504)**	**$ (699,625)**	**$ (1,084,781)**

SNAP INTERACTIVE

Cap Table & Ownership

	Outstanding	%	Unvested Restricted Shares	Total Shares Outstanding	%
Affiliates*	22,025,000	56%	9,250,000	31,275,000	63%
Non-affiliates	17,157,826	44%	1,075,000	18,232,826	37%
	39,182,826	**100%**	**10,325,000**	**49,507,826**	**100%**
Warrants Outstanding				**2,367,500**	
Options Outstanding				**4,071,028**	
				55,946,354	

*Consists of directors and executive officers as of 9/30/14.

Contact Information

Email:

Cliff Lerner: Cliff@snap-interactive.com

Alex Harrington: Alex@snap-interactive.com

Investor Relations: IR@snap-interactive.com

Company Address:
462 7th Avenue, 4th Floor
New York, NY 10018

Phone:
(212) 967-5120